UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2010
COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33685	37-1434895
(Commission File Number)	(IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 3.3
EXHIBIT 4.3
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On December 12, 2010, Compellent Technologies, Inc., a Delaware corporation (“Compellent”), Dell International L.L.C., a Delaware limited liability company (“Parent”) and Dell Trinity Holdings Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
Pursuant to Section 4.2(e) the Merger Agreement, Compellent was required to adopt a stockholder rights plan no later than three days after the date of the Merger Agreement (such requirement, the “Stockholder Rights Plan Covenant”).
In order to abide by the Stockholder Rights Plan Covenant, on December 15, 2010, Compellent entered into a Rights Agreement (the “Rights Agreement”) with Wells Fargo Bank, N.A., as Rights Agent (the “Rights Agent”). The Rights Agent currently serves as Compellent’s transfer agent with respect to Compellent’s Common Stock and also has been appointed transfer agent with respect to the Series A Junior Participating Preferred Stock, par value $0.001 per share, if any, that may be issued pursuant to the exercise of rights under the Rights Agreement. The material terms and conditions of the Rights Agreement are described below in response to Item 3.03, Material Modification to Rights of Security Holders, set forth below. The response to Item 3.03 is hereby incorporated herein by reference in its entirety in response to Item 1.01 of this Current Report on Form 8-K. All capitalized terms used in this Current Report on Form 8-K and not otherwise defined will have the meanings given to them in the Rights Agreement (as defined above).
Item 3.03. Material Modification to Rights of Security Holders.
On December 12, 2010, the Board of Directors (the “Board”) of Compellent approved a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of Compellent. The dividend is effective as of December 27, 2010 (the “Record Date”) with respect to the stockholders of record on that date. The Rights will also attach to new Common Shares issued after the Record Date. Each Right entitles the registered holder to purchase from Compellent one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of Compellent at a price of $27.75 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. Each Preferred Share is designed to be the economic equivalent of 100 Common Shares. The description and terms of the Rights are set forth in the Rights Agreement.
Initially, the Rights will be evidenced by the stock certificates representing the Common Shares then outstanding, and no separate Right Certificates, as defined below, will be distributed. Until the earlier to occur of (i) ten calendar days after a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the Rights Agreement), or (ii) 10 business days (or such later date as the Board may determine) following the commencement, or announcement of an intention to make, a tender offer or exchange offer which would result in the beneficial ownership by an Acquiring Person of 15% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate. In general and subject to certain exceptions, an “Acquiring Person” is a person, the affiliates or associates of such person, or a group, which has acquired beneficial ownership of 15% or more of the outstanding Common Shares. One such exception is that neither Parent nor Merger Sub (or any of Parent or Merger Sub’s Affiliates or Associates) shall be or become an “Acquiring Person” by reason of, and the term “Acquiring Person” shall not include Parent or Merger Sub (or any Affiliates or Associates of Parent or Merger Sub) by reason of the execution, delivery or approval of any of the Merger Agreement or the consummation of the Merger or any other transactions contemplated by the Merger Transaction Agreements (as defined in the Rights Agreement). For purposes of the Rights Agreement, beneficial ownership of the Common Shares is generally determined consistent with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, which determines beneficial ownership of securities under the federal securities laws, except that derivative interests in the Common Shares, such as swap arrangements, regardless of whether such arrangements carry with them the right to control voting or disposition of the underlying securities, are also considered beneficial ownership of the underlying Common Shares for purposes of the Rights Agreement. The Rights Agreement sets out one carve-out to the definition of “Beneficial Ownership”, namely that no party to any of the Merger Transaction Agreements shall be deemed to be the Beneficial Owner of any Common Shares held by any other party to any such Merger Transaction Agreement solely by virtue of the execution and delivery of any such Merger Transaction Agreement or any amendment thereof or the performance of such party’s rights and obligations under any such Merger Transaction Agreement or any such amendment.
The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights) the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on December 27, 2011 (the “Final Expiration Date”), unless amended, unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by Compellent, in each case as described below. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Compellent, including, without limitation, the right to vote or to receive dividends.
The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to anti-dilution adjustments from time to time. The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of Compellent, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.
Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $l.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100.00 per share, plus accrued and unpaid dividends and distributions thereon, whether or not declared, but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of Compellent’s preferred stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise thereof at the then current exercise price of the Right that number of Common Shares having a market value of two times the exercise price of the Right. This right will commence at the time that a person has become an Acquiring Person (or the effective date of a registration statement relating to distribution of the rights, if later), but in any event no earlier than the Distribution Date.
In the event that Compellent is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time prior to the earliest of (i) the time a person becomes an Acquiring Person, or (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). In general, the redemption of the Rights may be made effective at such time on such basis with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
At any time after any person becomes an Acquiring Person and prior to the acquisition by any person or group of affiliated persons of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by an Acquiring Person or its affiliate or associates that will have become void), in whole or in part, at an exchange ratio of one Common Share, or, under circumstances set forth in the Rights Agreement, cash, property or other securities of Compellent with a value equal to such Common Shares, including fractions of a Preferred Share (or of a share of another class or series of Compellent’s preferred stock), per Right.
The Rights Agreement and the terms of the Rights generally may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person or its affiliates or associates).
A copy of the Rights Agreement is attached as an exhibit hereto. A copy of the Rights Agreement is available free of charge from Compellent. The summary description of the Rights set forth herein does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Rights Agreement, including the exhibits thereto and definitions contained therein, which is hereby incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
     Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on the expected benefits of the Rights Agreement and the ability of the Rights Agreement to maximize stockholder value in the event of a takeover of Compellent. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: the stockholders of Compellent may not adopt the Merger Agreement; the parties may be unable to obtain governmental and regulatory approvals required for the merger with Merger Sub (the “Merger”), or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period, or the risk that the businesses will not be integrated successfully; the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences; and other risks that are described in Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed reports with the Securities and Exchange Commission (the “SEC”). Compellent undertakes no obligation to update these forward-looking statements except to the extent otherwise required by law.
Important Additional Information
     Compellent intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the Merger. The definitive proxy statement will be sent or given to the stockholders of Compellent. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
     Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s website at www.sec.gov or at Compellent’s website at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
     Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Item 8.01. Other Events.
     On December 16, 2010, Compellent issued a press release announcing the adoption of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.3	Form of Certificate of Designation of Series A Junior Participating Preferred Stock.

4.3	Rights Agreement dated as of December 15, 2010, by and between Compellent Technologies, Inc. and Wells Fargo Bank, N.A.

99.1	Press Release of Compellent Technologies, Inc., dated December 16, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2010	COMPELLENT TECHNOLOGIES, INC.
	By:	/s/ John R. Judd
John R. Judd
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

3.3	Form of Certificate of Designation of Series A Junior Participating Preferred Stock.

4.3	Rights Agreement dated as of December 15, 2010, by and between Compellent Technologies Inc. and Wells Fargo Bank, N.A.

99.1	Press Release of Compellent Technologies, Inc., dated December 16, 2010.